                                                               Exhibit 10.20(c)

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


     This SECOND AMENDMENT (this "Amendment") is entered into on April 21, 2000 but is effective as of February 1, 2000, among The Vail Corporation, a Colorado corporation doing business as "Vail Associates, Inc." ("Borrower"), the Lenders (defined below), and Bank of America, N.A., successor by merger to NationsBank, N.A., as Agent for itself and the other Lenders. Capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement (defined below).

Recitals

     WHEREAS, Borrower, the Lenders named therein ("Lenders"), and Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 1, 1999 (as amended by the First Amendment dated as of December 31, 1999, and as amended, restated or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, Borrower wishes to amend the Credit Agreement to permit the inclusion of a portion of the Restricted Companies' EBITDA related to real estate activities in the calculation of financial covenants under the Credit Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Agreement is hereby amended as follows:

     1.  Definitions.

         (a) Effective with the fiscal quarter commencing February 1, 2000, the definition of "Resort EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by adding the underlined language shown below:

         Resort EBITDA means the sum of:

             (a) EBITDA, plus insurance proceeds (up to a maximum of $10,000,000 in the aggregate in any fiscal year) received by the Restricted Companies under policies of business interruption insurance, minus EBITDA related to real estate activities and minus any portion of EBITDA attributable to Unrestricted Subsidiaries other than SSI (to the extent of Borrower's membership interests in SSI); plus

             (b) EBITDA of the Restricted Companies related to real estate activities in an amount not greater than 10% of the total under paragraph (a) above.



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         (b) The definition of "Unrestricted Subsidiary" is hereby amended to delete the references to "Vail Associates Investments, Inc." and "Vail Resorts Holdings, Inc. (f/k/a VREJV, Inc.)", which are hereby designated by Borrower as Restricted Subsidiaries, so that such definition shall read in its entirety as follows:

             Unrestricted Subsidiary means Eagle Park Reservoir Company, SSI Venture LLC, Boulder/Beaver, LLC, Colter Bay Corporation, Gros Venture Utility Company, Jackson Hole Golf & Tennis Club, Jackson Lake Lodge Corporation, Jenny Lake Lodge, Inc., Forest Ridge Holdings, Inc., and any existing Subsidiary or newly-formed Subsidiary created by Borrower pursuant to Section 8.11 (which may be a partnership, joint venture, corporation, limited liability company or other entity) (a) which does not own any Forest Service Permit or the stock of any Restricted Company or any of the assets described on Schedule 2, (b) which has (and whose other partners, joint venturers, members or shareholders have) no Debt or other material obligation which is recourse to any Restricted Company or to the assets of any Restricted Company (other than with respect to limited guarantees or other recourse agreements of the Companies which are permitted to be incurred hereunder within the $100,000,000 of recourse Debt allowed under clause (f) of the definition of "Permitted Debt"), and (c) which has been designated by Borrower as an Unrestricted Subsidiary by notice to Agent. Subject to
         Section 14.10(b)(v), Agent shall execute documentation reasonably required to release any Restricted Subsidiary which is redesignated by Borrower as an Unrestricted Subsidiary from its Guaranty.

     2. Compliance Certificate. Exhibit D of the Credit Agreement is hereby deleted and replaced in its entirety by Exhibit D attached to this Amendment.

     3. Conditions. This Amendment shall not be effective until each of the following have been delivered to Agent: (a) this Amendment signed by Borrower, the other Restricted Companies and Required Lenders, (b) a Guaranty executed by Vail Associates Investments, Inc. and Vail Resorts Holdings, Inc., (c) such other documents as Agent may reasonably request, and (d) payment by Borrower to Agent for the Pro Rata benefit of the Lenders who execute and deliver this Amendment on or before April 21, 2000, of an amendment fee in the amount of $225,000.

     4. Fees and Expenses. Borrower agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this Amendment.



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     5.   Representations and Warranties.  Each Restricted Company represents and warrants to Lenders that it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, which has been duly authorized and approved by all requisite corporate action on the part of each Restricted Company, for which no consent of any Person is required, and which will not violate their respective organizational documents, and agree to furnish Agent with evidence of such authorization and approval upon request. Each Restricted Company further represents and warrants to Lenders that (a) the representations and warranties in each Loan Paper to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that (i) such representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated by the Credit Agreement), (b) it is in full compliance with all covenants and agreements contained in each Loan Paper to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.

     6. Miscellaneous. This Amendment is a Loan Paper and is subject to the applicable provisions of Section 14 of the Credit Agreement, each of which is incorporated into this Amendment by this reference. Except as affected by this Amendment, the Loan Papers are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement as hereby amended and any other Loan Paper, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Credit Agreement. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Each Restricted Company agrees that all Loan Papers to which it is a party remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Each Restricted Company hereby releases Agent and Lenders from any liability for actions or failures to act in connection with the Loan Papers prior to the date hereof. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

     7. No Waiver of Defaults. This instrument does not constitute a waiver of, or a consent to any present or future violation of or default under, any provision of the Loan Papers, or a waiver of Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Loan Papers, and the Loan Papers shall continue to be binding upon, and inure to the benefit of, the Restricted Companies, Agent and Lenders and their respective successors and assigns.

     8. Form. Each agreement, document, instrument or other writing to be furnished Agent or Lenders under any provision of this instrument must be in form and substance satisfactory to Agent and its counsel.

     9. Multiple Counterparts. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, and all of which constitute, collectively, one instrument; but, in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart. It shall not be necessary for each Restricted Company, Agent and all Lenders to execute the same counterpart hereof so long as each Restricted Company, Agent and each Lender execute a counterpart hereof.

     10. Entirety. The Loan Papers Represent the Final Agreement Between Borrower, Agent and Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.



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     EXECUTED as of the day and year first mentioned.


                              THE VAIL CORPORATION


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________


                              BANK OF AMERICA, N.A., as Agent and a Lender


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________


                              FLEET NATIONAL BANK


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________


                              U.S. BANK NATIONAL ASSOCIATION


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________


                              THE BANK OF NOVA SCOTIA


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________


                              FIRST SECURITY BANK, N.A.


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________

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                              BANKERS TRUST COMPANY


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________


                              CIBC INC.


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By:    __________________________________________
                              Name:  __________________________________________
                              Title: __________________________________________


                              HARRIS TRUST AND SAVINGS BANK


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________

                              KEYBANK NATIONAL ASSOCIATION


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________


                              NORWEST BANK COLORADO, NATIONAL
                              ASSOCIATION


                              By:    _________________________________________
                              Name:  _________________________________________
                              Title: _________________________________________

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                       GUARANTORS' CONSENT AND AGREEMENT
                       ---------------------------------

     As an inducement to Agent and Lenders to execute, and in consideration of Agent's and Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under the Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Agent and Lenders, and respective successors and assigns of each.

                           Vail Resorts, Inc.
                           Vail Holdings, Inc.
                           Vail Trademarks, Inc.
                           Vail Resorts Development Company
                           Beaver Creek Consultants, Inc.
                           Beaver Creek Associates, Inc.
                           Vail/Beaver Creek Resort Properties, Inc.
                           Vail Food Services, Inc.
                           Piney River Ranch, Inc.
                           Vail/Arrowhead, Inc.
                           Beaver Creek Food Services, Inc.
                           Vail Associates Holdings, Ltd.
                           Vail Associates Real Estate, Inc.
                           Vail Associates Consultants, Inc.
                           Vail Associates Management Company
                           Vail/Battle Mountain, Inc.
                           Gillett Group Management, Inc.
                           GHTV, Inc.
                           Gillett Broadcasting, Inc.
                           Gillett Broadcasting of Maryland, Inc.
                           Vail Summit Resorts, Inc.
                           Keystone Conference Services, Inc.
                           Keystone Development Sales, Inc.
                           Keystone Resort Property Management Company
                           Keystone Food & Beverage Company Lodge
                             Properties, Inc.
                           Lodge Realty, Inc.
                           The Village at Breckenridge Acquisition Corp., Inc. Property Management Acquisition Corp., Inc.
                           Grand Teton Lodge Company
                           Larkspur Restaurant & Bar, LLC
                           Vail Associates Investments, Inc.
                           Vail Resorts Holdings, Inc.

                           By:    ________________________________________

                           Name:  ________________________________________
                                  Senior Vice President of each of the above



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

                                   EXHIBIT D
                                   ---------

                            COMPLIANCE CERTIFICATE
                       FOR _____________ ENDED__________



Bank of America, N.A., as Agent
Corporate Finance Group
901 Main Street, 67th Floor
Dallas, Texas 75202
Attn:  Natalie E. Hebert
       Fax:  (214) 209-0980


     Reference is made to the Amended and Restated Credit Agreement dated as of May 1, 1999 (as amended, supplemented or restated, the "Credit Agreement"), among THE VAIL CORPORATION, the Lenders named therein, Bank of America N.A., as Agent, and Banc of America Securities LLC. Unless otherwise defined herein, all capitalized terms have the meanings given to such terms in the Credit Agreement.

     This certificate is delivered pursuant to Section 8.1 of the Credit Agreement.

     I certify to Agent that I am the Chief Financial Officer of Borrower on the date hereof and that:

     1. The financial statements attached hereto were prepared in accordance with GAAP (except for the omission of footnotes from financial statements delivered pursuant to Section 8.1(b)) and present fairly, in all material respects, the consolidated financial condition and results of operations of the Companies as of, and for the _____________ ending on ________________ (the "Subject Period").

     2. During the Subject Period, no Default or Potential Default has occurred which has not been cured or waived (except for any Defaults set forth on the attached schedule).

     3.  Evidence of compliance by Borrower with the financial covenants of
Section 10 of the Credit Agreement as of the last day of the Subject Period is set forth on the attached calculation worksheet.

                                    Very truly yours,


                                    ________________________________________
                                    Name:  _________________________________
                                           Chief Financial Officer



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                             Annex A to Exhibit D
                             --------------------

                    CREDIT FACILITY COVENANTS CALCULATIONS

                         ___________________, ________


                                                                    _____ Months
                                                                  Ended    -   -
                                                                  --------------


10.1(a)  FUNDED DEBT TO RESORT EBITDA RATIO:

    (i)  FUNDED DEBT OF THE RESTRICTED COMPANIES:

           (A)  Funded Debt of the Companies per the
                Financial Statements                              $

           (B) Minus the following items of Funded Debt for the following Unrestricted Subsidiaries:

                  (1)  SSI Venture LLC (48.1% non-membership
                       interest)                                  (            )
                  (2)  Eagle Park Reservoir Company               (            )
                  (3)  _________________________                  (            )

           (C)  Plus the principal portion of all Capital
                Lease obligations of the Companies per the
                Financial Statements                              $

           (D)  Minus the principal portion of the following
                Capital Lease obligations for the following
                Unrestricted Subsidiaries:

                  (1)  SSI Venture LLC                            (            )
                  (2)  Eagle Park Reservoir Company               (            )
                  (3)  _________________________                  (            )

           TOTAL FUNDED DEBT OF THE RESTRICTED COMPANIES          $
                                                                   ============

    (ii)  RESORT EBITDA:

           Paragraph (a) of the definition of Resort EBITDA equals the sum of:

           (A)  EBITDA of the Companies for the last four
                fiscal quarters per the Financial Statements      $


           (B)  Plus pro forma EBITDA for assets acquired during
                such period                                       $

           (C)  Minus pro forma EBITDA for assets disposed of
                during such period
                                                                  (            )

           (D)  Minus EBITDA for such period related to real
                estate activities                                 (            )

           (E) Minus the following EBITDA for such period attributable to the following Unrestricted
                Subsidiaries:

                  (1)  SSI Venture LLC (48.1% non-membership
                       interest)                                  (            )
                  (2)  Eagle Park Reservoir Company               (            )
                  (3)  ________________________                   (            )

           Resort EBITDA of the Restricted Companies under
           Paragraph (a)                                          $

           Paragraph (b) of the definition of Resort EBITDA equals:

                  EBITDA for the period related to real estate
                  activities of the Restricted Companies in an
                  amount not greater than 10% of the total under Paragraph (a) of the definition of Resort
                  EBITDA                                          $


           TOTAL RESORT EBITDA OF THE RESTRICTED COMPANIES
           (equals the sum



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                                                                    _____ Months
                                                                     Ended  -  -
                                                                    ------------

           of Paragraph (a) plus Paragraph (b))                     $


    Ratio

    Maximum Ratio

10.1(b)  SENIOR DEBT TO RESORT EBITDA RATIO:

    (i)  SENIOR DEBT OF THE RESTRICTED COMPANIES:

           (A)  Total Funded Debt of the Restricted Companies
                (from Part 10.1(a)(i) above)                        $


           (B)  Minus Subordinated Debt of the Restricted Companies (          )

           TOTAL SENIOR DEBT OF THE RESTRICTED COMPANIES            $

    (ii) TOTAL RESORT EBITDA OF THE RESTRICTED COMPANIES (from
         Part 10.1(a)(ii) above)                                    $
                                                                     ===========

    Ratio
                                                                     ===========
    Maximum Ratio
                                                                     ===========




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10.2  MINIMUM FIXED CHARGE COVERAGE RATIO:

      (a)  COVERAGE

              (i)   Resort EBITDA for the last four fiscal
                    quarters (from 10.1(b) above)
                                                                   $
              (ii)  Minus "Adjusted Capital Expenditures" (as
                    defined in (S) 10.2 of the Agreement) for
                    such period                                    (           )
                                                                    -----------
                                                                   $
                                                                    ===========
      (b)  FIXED CHARGES

              (i)   Interest on the Obligation for the last four
                    fiscal quarters                                $
              (ii)  Plus scheduled principal and interest payments
                    on all other Funded Debt during such period    $
              (iii) Plus Distributions by VRI during such period   $
                                                                   $
                                                                    ===========

      Ratio                                                         ===========

      Minimum required ratio                                        ===========

10.3  INTEREST COVERAGE RATIO

      (a)  Resort EBITDA for the last four fiscal quarters (from
           10.1(b) above)                                          $

      (b)  Payments of interest on Funded Debt of the Restricted
           Companies in the last four fiscal quarters              $


      Ratio                                                         ===========

      Minimum required ratio                                        ===========




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